UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2006

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 313-5300

  Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 16, 2006, Cree, Inc. (the “Company”) entered into Amendment No. 1 to Rights Agreement (the “Amendment”) between the Company and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”). The Amendment amends that certain Rights Agreement, dated as of May 30, 2002, between the Company and the Rights Agent (the “Rights Agreement”) to provide for a periodic evaluation of the Rights Agreement and the related Rights (as defined in the Rights Agreement) by the independent directors of the Company’s Board of Directors.

A copy of the Amendment is attached as Exhibit 4.1 to this Form 8−K.

Item 3.03	Material Modifications to Rights of Security Holders

Item 1.01 is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 to Rights Agreement, dated as of October 16, 2006, between Cree, Inc. and American Stock Transfer & Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Charles M. Swoboda
Charles M. Swoboda
Chairman, Chief Executive Officer and President

Date:  October 16, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 to Rights Agreement, dated as of October 16, 2006, between Cree, Inc. and American Stock Transfer & Trust Company